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                                 EXHIBIT (9)(F)

                        Form of Revised Schedule A to the
                          Management and Administration
                        Agreement between the Registrant
                             and BISYS Fund Services


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                                               Dated: As of ____________, 1996


                                   Schedule A
                                     to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                               BISYS Fund Services
               (formerly The Winsbury Company Limited Partnership)


        Name of Fund                               Compensation*
----------------------------                -------------------------
The BB&T U.S. Treasury Money Market         Annual Rate of twenty one-
Fund                                        hundredths of one percent (.20%) of
                                            each such Fund's average daily
                                            assets

The BB&T Short-Intermediate U.S.
Government Income Fund

The BB&T Intermediate U.S. Government
Bond Fund

The BB&T Growth and Income Stock Fund

The BB&T North Carolina Intermediate
Tax-Free Fund

The BB&T Balanced Fund

The BB&T Small Company Growth Fund

The BB&T International Equity Fund

The BB&T Capital Manager Conservative
Growth Fund

The BB&T Capital Manager Moderate
Growth Fund

The BB&T Capital Manager Growth Fund


                                       A-1

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                                          BB&T MUTUAL FUNDS GROUP

                                          By:
                                             ----------------------------------
                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                          By: BISYS Fund Services, Inc.
                                          (formerly The Winsbury Corporation)
                                                   General Partner

                                          By:
                                             ----------------------------------
-------------------
     *All fees are computed daily and paid periodically.



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